SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

⌧	Definitive Additional Materials

◻	Soliciting Material Pursuant to §240.14a-12

ClearSign Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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◻	Fee paid previously with preliminary materials.

◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CLEARSIGN TECHNOLOGIES CORPORATION 8023 E. 63RD PL., SUITE 101 TULSA, OK 74133 CLEARSIGN TECHNOLOGIES CORPORATION 2026 Annual Meeting Vote by June 7, 2026 11:59 PM ET You invested in CLEARSIGN TECHNOLOGIES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2026. Vote Virtually at the Meeting* June 8, 2026 1:00 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/CLIR2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96984-P51553 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96985-P51553 1. Election of Directors. Nominees: 1a. Colin James Deller Ph.D For 1b. Louis J. Basenese For 1c. Anthony DiGiandomenico For 1d. G. Todd Silva For 2. The approval, on an advisory basis, of the appointment of BPM CPA LLP as our independent registered public accounting firm for the year ending December 31, 2026. For 3. The approval of the amended and restated ClearSign Technologies Corporation 2021 Equity Incentive Plan, as more fully described in the accompanying proxy statement (the “A&R 2021 Plan”). For 4. The approval, on an advisory basis, of the compensation paid to our named executive officers. For 5. The approval of one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve the A&R 2021 Plan or in the absence of a quorum. For